UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 15, 2016

HERCULES OFFSHORE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37623	56-2542838
(State of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

9 Greenway Plaza, Suite 2200
Houston, Texas		77046
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (713) 350-5100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03. Bankruptcy or Receivership.

As previously disclosed by Hercules Offshore, Inc. (the “Company”) on the Current Report on Form 8-K filed on June 6, 2016, the Company and certain of its U.S. domestic direct and indirect subsidiaries (together with the Company, the “Debtors”) filed under chapter 11 of the United States Bankruptcy Code (“Chapter 11”) on June 5, 2016 in the United States Bankruptcy Court for the District of Delaware (the “Court”). The Chapter 11 case (the “Chapter 11 Case”) is being administered under the caption In re: Hercules Offshore, Inc. (Case No. 16-11385).

On November 1, 2016, the Court issued a memorandum decision determining to confirm the Debtors’ Modified Joint Prepackaged Chapter 11 Plan (incorporating mediation settlement) (the “Plan”). On November 15, 2016, the Court entered an order (the “Confirmation Order”) confirming the Plan. The Plan contemplates a controlled wind down of the operations of the Debtors and certain of the Company’s other domestic and foreign direct and indirect subsidiaries (collectively with the Debtors, the “HERO Entities”). Pursuant to the Plan, all equity interests in the Company are being canceled and extinguished and a liquidation trust (referred to in the Plan as the Wind Down Entity, the “Wind Down Entity”) is being formed to sell, monetize or otherwise dispose of the assets of the HERO Entities. Beneficial interests in the Wind Down Entity will be distributed to former holders of common stock of the Company upon consummation of the Plan.

A copy of the Confirmation Order is filed as Exhibit 2.1 hereto and is incorporated herein by reference. A copy of the Plan is filed as Exhibit 2.2 hereto and is incorporated herein by reference. Information regarding the assets and liabilities of the Debtors, as of the most recent practicable date, was included in the Monthly Operating Report filed by the Debtors with the Court for the period from September 1, 2016 and ending on September 30, 2016 (the “September Monthly Operating Report”). The September Monthly Operating Report is attached hereto as Exhibit 99.3 and described in Item 7.01 below.

Item 7.01. Regulation FD Disclosure.

The Debtors filed a monthly operating report for (i) the period beginning July 1, 2016 and ending July 31, 2016 (the “July Monthly Operating Report”), (ii) the period beginning August 1, 2016 and ending August 31, 2016 (the “August Monthly Operating Report”) and (iii) the September Monthly Operating Report (collectively with the July Monthly Operating Report, the August Monthly Operating Report and the September Monthly Operating Report, the “Monthly Operating Reports”) with the Court. The July Monthly Operating Report, the August Monthly Operating Report and the September Monthly Operating Report are furnished as Exhibits 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The information in this Item 7.01 and the exhibits hereto are being furnished, not filed. Accordingly, such information will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended. By filing this Form 8-K and furnishing this information, the Company makes no statement or admission as to the materiality of any information in Item 7.01 or the exhibits hereto.

Cautionary Statement Regarding Monthly Operating Reports

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. Each Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the Chapter 11 Case and is in a format acceptable to the U.S. Trustee (as defined in the Plan). The forecasts contained in each Monthly Operating Report reflect estimates and assumptions made by management of the Company with respect to cash receipts and disbursements, as well as numerous other factors. These factors are difficult to predict accurately and in many cases are outside of the Company’s control. Consequently, it is likely that actual results will differ from those reflected in the Monthly Operating Reports and such differences may be significant. The Company has not made and does not make any representation to any person regarding the Company’s future results. Furthermore, the Company is not required to publicly update the Monthly Operating Reports to reflect more current facts or estimates or the occurrence of future events, including if the facts, estimates and assumptions upon which each Monthly Operating Report is based are erroneous. The Monthly Operating Reports were not audited or reviewed by independent accountants, were not prepared in accordance with generally accepted accounting principles in the United States, are in a format prescribed by applicable bankruptcy laws, and are subject to future adjustment (which may be material) and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Reports are complete. Each Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Reports should not be viewed as indicative of future results.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Confirmation Order for Joint Prepackaged Chapter 11 Plan.

2.2	Debtors’ Modified Joint Prepackaged Chapter 11 Plan.

99.1	Monthly Operating Report for the period beginning July 1, 2016 and ending July 31, 2016.

99.2	Monthly Operating Report for the period beginning August 1, 2016 and ending August 31, 2016.

99.3	Monthly Operating Report for the period beginning September 1, 2016 and ending September 30, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES OFFSHORE, INC.

Date: November 17, 2016	By:	/s/ Beau M. Thompson
Beau M. Thompson
Senior Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1	Confirmation Order for Joint Prepackaged Chapter 11 Plan.

2.2	Debtors’ Modified Joint Prepackaged Chapter 11 Plan.

99.1	Monthly Operating Report for the period beginning July 1, 2016 and ending July 31, 2016.

99.2	Monthly Operating Report for the period beginning August 1, 2016 and ending August 31, 2016.

99.3	Monthly Operating Report for the period beginning September 1, 2016 and ending September 30, 2016.